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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT



                          Dated as of August 27, 1998
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          REGISTRATION RIGHTS AGREEMENT, dated as of August 27, 1998, by
McKesson Corporation, a Delaware corporation (the "Company"), and the other undersigned parties hereto.


          1.  Introduction: Term of Agreement.  The Company is a party to the
              -------------------------------
separate Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 27, 1998, among the Company, Red Acquisition Corp., a Louisiana corporation, Automated Prescription Systems, Inc., a Louisiana corporation, and the selling stockholders parties thereto (the "Stockholders") pursuant to which the Company has agreed, among other things, to acquire through merger APS and, in connection therewith, to issue to the Stockholders shares of common stock of the Company (the "Common Stock") as specified in the Merger Agreement. This Agreement shall become effective upon the Effective Time (as defined in the Merger Agreement). This Agreement shall terminate and be of no further force and effect on the second anniversary date of the Effective Time. Notwithstanding the preceding sentence, with respect to Registrable Securities being placed in escrow pursuant to the Merger Agreement, (i) section 2. l hereof shall terminate and be of no further force and effect on the second anniversary date of the Effective Time, and (ii) the other provisions hereof shall terminate and be of no further force and effect on the third anniversary date of the Effective Time. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this Agreement.

          2.  Registration under Securities Act etc.
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              2.1  Registration on Request.
                   -----------------------

               (a) Demand Request.  Upon the written request of the Initiating
                   --------------
Holders (on their own and/or on behalf of the other Stockholders), requesting that the Company effect the registration under the Securities Act of all or part of such initiating Holders' Registrable Securities or the Registrable Securities owned by other Stockholders and specifying the intended method or methods of disposition thereof (a "Demand Request"), the Company will, as promptly as reasonably practicable but in no event later than 20 days after such request, give written notice of such requested registration to all registered holders of Registrable Securities who would be entitled to participate in such registration, and thereupon the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of:

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               (i)    the Registrable Securities which the Company has been so
     requested to register by such Initiating Holders (on their own and/or on behalf of the other Stockholders) for disposition in accordance with the intended method or methods of disposition stated in such request;

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the receipt of such written notice from the Company (which request shall specify the intended method or methods of disposition of such Registrable Securities);

               (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1; and

               (iv) all shares of Common Stock which the Company may be required to register in connection with "piggyback" or incidental registration rights granted to any other Person;

all to the extent requisite to permit the disposition (in accordance with the intended method or methods of distribution specified in the Demand Request) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered, provided, however that such Demand Request shall be for not
                  --------  -------
less than 400,000 shares of Common Stock. Subject to the provisions of section
2. 1(d), the Initiating Holders will have the right pursuant to this section 2. 1(a) to make one Demand Request.

          Without limiting the generality of the foregoing, the Initiating Holders shall have the right to request registration pursuant to this Section
2.1 and specify that one of the methods of disposition of Registrable Securities shall be a block trade or trades involving Registrable Securities held by such Initiating Holders and/or other Stockholders and that, in connection therewith, the Company shall file with the Commission a registration statement under Rule 415 covering all of the Registrable Securities to be sold in the block trade or trades. In such case, the Company shall file an appropriate shelf registration statement with the Commission as promptly as reasonably practicable and in accordance with the provisions of section 2.3. Subject to the provisions of section 2.1(d), a shelf registration which involves a block trade or block trades as an intended method of disposition, whether or not any such block

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trade is made, shall be considered as the exercise of the Demand Request permitted by this section 2.1(a).

          Notwithstanding anything herein to the contrary, it is understood and agreed that the Initiating Holders may make a Demand Request for registration pursuant to this section 2.1(a) 30 days prior to the date on which it is agreed by the parties that the restricted period under Accounting Series Release No. 135 would expire.

          (b) Registration Statement Form.  The registration under this section
              ---------------------------
2. l shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and, as shall be reasonably acceptable to the Initiating Holders of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration.

          (c) Expenses. The Company will pay all Registration Expenses in
              --------
connection with the registration requested pursuant to this section 2.l (including any registration deemed not to be "effected" under section 2.l).

          (d) Effective Registration Statement.  The registration requested
              --------------------------------
pursuant to this section 2.l shall not be deemed to have been effected (and therefore shall not constitute the Demand Request) (i) unless the registration statement with respect thereto has become effective in accordance with the manner of disposition specified by the requesting holders, provided that a
                                                           --------
registration which does not become effective after the Company has filed the registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied, other than by reason of some act or omission by a holder of Registrable Securities.

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          (e) Selection of Underwriters.  If a requested registration pursuant
              -------------------------
to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, subject to the approval of the holders of a majority of the Registrable Securities which the Company has been requested to register, which approval shall not be unreasonably withheld.

          (f) Priority in Requested Registrations. If the requested registration
              -----------------------------------
pursuant to this section 2.l involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holders of Registrable Securities, pro rata among such holders requesting
                                       --- ----
such registration on the basis of the number of such securities requested to be included by such holders, and (ii) second, subject to section 2.1(a) hereof, securities the Company proposes to sell and other securities of the Company included in such registration by other holders who may have "piggyback" or incidental registration rights.

          (g) Delay Periods.  The Company shall be entitled to Postpone the
              -------------
filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to this section 2.1, or suspend the use of any effective registration statement under this section 2.1, for a reasonable period of time, but not in excess of 90 days (a "Delay Period"), if (i) such postponement or suspension is required by applicable law arising from events outside of the control of the Company or (ii) any senior executive officer of the Company determines that in such senior executive officer's reasonable good faith judgment the registration and distribution of the Registrable Securities covered or to be covered by such registration statement would interfere with any pending material financing, acquisition, corporate reorganization, business combination, joint venture, strategic alliance, commercial alliance, customer contract or other transaction involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the initiating Holders written notice of such determination, and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the

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aggregate of 180 days and (ii) a period of at least 90 days shall elapse between the termination of any Delay Period and the commencement of the immediately succeeding Delay Period. Immediately upon receipt of a written notice of suspension, each holder of Registrable Securities who made a request to participate in the underwritten offering pursuant to this section 2.1 shall cease all disposition efforts with respect to Registrable Securities held by such holder. If the Company shall so postpone the filing of a registration statement, the Holders of Registrable Shares to be registered shall automatically be deemed to have withdrawn the request for registration and such request shall not constitute the Demand Request for registration to which the Initiating Holders of Registrable Shares are entitled pursuant to this section 2.l. The time period for which the Company is required to maintain the effectiveness of the registration statement shall be extended by the aggregate Delay Periods during such registration.

              2.2  Incidental Registration.
                   -----------------------

              (a)  Right to Include Registrable Securities.  If the Company at
                   ---------------------------------------
any time proposes to register any of its shares of Common Stock (other than in connection with a registration of securities which are convertible or exchangeable into Common Stock) under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended method or methods of distribution thereof specified in the requests of such holders) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided that if, at any time after giving written
                              --------
notice of its intention to register any securities and prior to the effective date of the registration statement flied in connection with the registration of the Registrable Securities and the securities which the Company proposes to sell, the Company shall determine for any reason either not to register or to delay registration of the securities which the Company proposes to sell, the Company may, at its election, postpone or

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withdraw the registration statement and give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.l, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 2.2 shall relieve the Company of its obligation to effect any registration upon request under section 2.l, nor shall any such registration hereunder be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2, and each holder whose Registrable Securities are included in a registration requested pursuant to this section 2.2 will pay any underwriting discounts and commissions and fees of such holder's counsel in connection therewith.

          (b) Priority in Incidental Registrations.  If (i) a registration
              ------------------------------------
pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration:

               (i) first, all the securities the Company proposes to sell for its own account,

               (ii) second, all securities of any other holder who has made a demand for registration, and

               (iii) third, to the extent that the number of securities which the Company and any such other holders proposed to include pursuant to clauses (i) and (ii) is less than the number of securities which the Company has been advised can be sold in such

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     offering, the number of (x) such Registrable Securities requested to be included in such registration by the holders of Registrable Securities pursuant to section 2.2(a) hereof and (y) other equity securities of the Company requested to be included in such registration by holders of such securities who are entitled to incidental registration rights under any other registration rights agreements with the Company shall be allocated pro rata among all such holders on the basis of the relative number of
     --- ----
     Registrable Securities and other equity securities each such holder has requested to be included in such registration.

          2.3    Registration Procedures.  If and whenever the Company is
                 -----------------------
required to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.l and 2.2, the Company shall, as expeditiously as reasonably possible:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter cause such registration statement to become and remain effective for a period of at least 120 days, provided however that the Company may discontinue any
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     registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of at least 120 days (30 days in the case of any registration pursuant to section 2.2) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or such other time as is required by the Securities Act;

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               (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto
     (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request;

               (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other state securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of:

                    (X) an opinion of counsel for the Company (which shall be outside counsel if outside counsel is rendering such opinion in the transaction and otherwise may be the Company's inside counsel), dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), customary for a transaction of such type, and

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                    (Y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, as amended by Statements on Auditing Standards Nos. 76 and 86, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No.
          75) and, in the case of the accountants' letter, such other financial matters customarily covered in a transaction of such type;

               (vi) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly:

                    (V) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                    (W) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                    (X) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

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                    (Y) if at any time the representations and warranties of the
          Company made as contemplated by section 2.4 below cease to be true and correct; and

                    (Z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (viii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement as promptly as possible;

               (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement

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     shall satisfy the provisions of Section 11(a) of the Securities Act and
     Rule 158 thereunder, and use its best efforts to furnish to each such seller at least one business day prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (x) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

               (xi) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing in order to assure compliance with applicable securities laws and applicable rules and regulations of securities exchanges.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in paragraph (vii) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 2.3 and, if so directed by

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the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 2.3.

          2.4  Underwritten Offerings.
               ----------------------

          (a)  Requested Underwritten Offerings.  If requested by the
               --------------------------------
underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.l, the Company will enter into an underwriting or similar agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.6. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting or similar agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations
--------
of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement, which agreement shall provide that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting or similar agreement shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters, other than representations and warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law, or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation

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which is broader than the indemnity furnished by such holder pursuant to the provisions of section 2.6. In addition, the holders of Registrable Securities shall cooperate with the Company in an effort to provide that any such agreement will contain a provision modifying the indemnification of the underwriter to the effect that neither the Company nor the holders of the Registrable Securities will be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities with respect to any preliminary prospectus, to the extent that any such loss, claim, damage or liability of such underwriter results from such underwriter having sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the Company has previously furnished copies thereof to such underwriter and such final prospectus as then amended or supplemented, has corrected any such misstatement or omission.

          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, which agreement shall provide that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters, other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law, or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation which is broader than the indemnity furnished by such holder pursuant to the provisions of section 2.6. In addition, the holders of Registrable Securities shall cooperate with the Company in an effort to provide that any such agreement will

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contain a provision modifying the indemnification of the underwriter to the effect that neither the Company nor the holders of the Registrable Securities will be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities with respect to any preliminary prospectus, to the extent that any such loss, claim, damage or liability of such underwriter results from such underwriter having sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the Company has previously furnished copies thereof to such underwriter and such final prospectus as then amended or supplemented, has corrected any such misstatement or omission.

           (c)  Holdback Agreements.
                -------------------

               (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if and to the extent so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 7 days prior to and the 90 days after any underwritten registration pursuant to section 2.l or 2.2 has become effective and in which the holders of Registrable Securities have the opportunity to participate, except as part of such underwritten registration, whether or not such holder participates in such registration, unless the underwriters managing the registered public offering otherwise agree, provided that the foregoing restrictions shall
                               --------
     not apply with regard to any Stockholder to the transfer to any Affiliate of such Person, or to any bona fide pledge of such Registrable Securities, provided that such Affiliate or other transferee and/or lender or creditor acknowledges in writing that it is bound by the provisions of this section 2.4(c). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this section 2.4(c).

               (ii) The Company agrees (X) if so required by the managing underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto, and (Y) to cause each holder of its securities purchased from the Company, or any securities convertible into or exchangeable or exercisable for such securities, at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any sale or distribution of or otherwise dispose of such securities during such periods, unless the underwriters managing the registered public offering otherwise agree.

          (d) Participation in Underwritten Offerings.  No Person may
              ---------------------------------------
participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of the Registrable Securities to be included in such underwritten offering and the Initiating Holders, if applicable, and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law, or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation which is broader than the indemnity furnished by such holder pursuant to the provisions of section 2.6.

          2.5    Preparation: Reasonable Investigation.  In connection with the
                 -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access during normal business hours to its books, records, and properties, and cause the Company's officers, employees and the independent public accountants who have certified its financial statements to supply all information reasonably requested by such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.6  Indemnification.
               ---------------

          (a)  Indemnification by the Company.  In the event of any registration
               ------------------------------
of any securities of the Company under the Securities Act pursuant to section 2.l or 2.2, the Company will, and hereby does agree to, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement and its partners, if any, its and their respective directors, officers, partners, agents and Affiliates, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or partner thereof or any such director or officer or partner or agent or Affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, its respective partners and each such director, officer, partner, agent, Affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to
            --------
the extent that any such loss, claim, damage, liability (or act on or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or partner thereof or any such director, officer, partner, agent, Affiliate, underwriter or controlling person and shall survive the transfer of such securities by such holder. The indemnity agreement contained in this section 2.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

          (b) Indemnification by the Sellers.  The Company may require, as a
              ------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify severally, not jointly and severally, and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this section 2.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the prospective seller of the Registrable Securities through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The indemnity agreement provided for in this section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The parties hereto hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by holders of Registrable Securities to the contrary, for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such holders and its Affiliates, (ii) the name and address of such holder and (iii) the method or methods of distribution of such holders.
The indemnity provided for under this section 2.6(b) shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

          (c) Notices of Claims, etc.  Promptly after receipt by an indemnified
              ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice
             --------
as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

          (d) Indemnification Payments.  The indemnification required by this
              ------------------------
section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (e) Contribution.  If the indemnification provided for in the
              ------------
preceding subsections of this section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits and the relative fault of the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities and the statements or omissions which result in any expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the holders and any underwriters
                   --- ----
were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subsection
(c) of this section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          Notwithstanding the provisions of this subsection (e), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder the net proceeds actually received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this section 2.6 except to the extent and under such circumstances as such party would have been liable to indemnified under this section 2.6 if such indemnification were enforceable under applicable law.

              2.7  Limitations on Registrations of Registrable Securities.  The
                   ------------------------------------------------------
Company shall not be required to effect any registration of Registrable Securities pursuant to section 2.l or 2.2 hereof (other than with respect to a registration pursuant to section 2.l of Registrable Securities of the Initiating Holders) if it shall deliver (i) to the requesting holder of Registrable Securities an opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Initiating Holders, or other requesting holder of Registrable Securities, if applicable) to the effect that all Registrable Securities held by such Initiating Holders, or other requesting holder of Registrable Securities, if applicable, may be sold immediately in the public market without registration under the Securities Act and any applicable state securities laws and (ii) to the Company's stock transfer agent a letter of instruction removing any stop order and restrictive legends on such Registrable Securities.

          3.  Definitions.  As used herein, unless the context otherwise
              -----------
requires, the following terms have the following respective meanings.

          Affiliate:  As defined in Rule l2b-2 promulgated under the Exchange
          ---------
          Act.

          Beneficially Own or Beneficial Ownership:  With respect to any
          -----------------   --------------------
          securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule l3d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person shall include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such person would constitute a "group" within the meaning of Section 13 (d) of the Exchange Act and the rules promulgated thereunder.

          Commission:  The Securities and Exchange Commission or any other
          ----------
          Federal agency at the time administering the Securities Act.

          Common Stock:  As defined in section 1.
          ------------

          Company:  As defined in the introductory paragraph of this Agreement.
          -------

          Delay Period:  As defined in section 2.1(g).
          ------------

          Demand Request:  As defined in section 2.1(a).
          --------------

          Effective Time:  As defined in the Merger Agreement.
          --------------

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
          Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable Section, if any, of any such similar federal statute.

          Initiating Holders:  Any holder or holders of not less than 50% of the
          ------------------
          aggregate number of Registrable Securities held by all holders of Registrable Securities.

          Merger Agreement:  As defined in section l.
          ----------------

          Person:  A corporation, an association, a partnership, an
          ------
          organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

          Registrable Securities:  The Common Stock issued pursuant to the
          ----------------------
          transactions contemplated by the Merger Agreement and any securities issued or issuable with respect to any Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) all of the Registrable Securities held by such holder shall be eligible for disposition under Rule 144, or (d) they shall have ceased to be outstanding.

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
          performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers or securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act:  The Securities Act of 1933, or any similar Federal
          --------------
          statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable Section, if any, of any such similar Federal statute.

          Transfer:  A transfer, sale, pledge, hypothecation, encumbrance,
          --------
          assignment or other conveyance or disposition except an assignment by operation of law.

          4.  Rule 144.  The Company shall timely file the reports required to
              --------
be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will (a) deliver to such holder a written statement as to whether it has complied with the requirements of this section 4 or (b) take such action as is necessary to allow transfer of such Registrable Securities in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act, including without limitation, if necessary, the issuance of new certificates for such Registrable Securities bearing a legend restricting further transfer.

          5.  Amendments and Waivers.  This Agreement may be amended and the
              ----------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than 50% of the shares of Registrable Securities and in the case of any such amendment, action or omission to act in respect of the first sentence of section 4, the written consent of each holder affected thereby. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

          6.  Nominees for Beneficial Owners.  In the event that any Registrable
              ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          7.  Notices.  Except as otherwise provided in this Agreement, all
              -------
notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of any Stockholder, addressed to such party as provided in the Merger Agreement, or at such other address as such party shall have furnished to the Company in writing,
(b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company or (c) in the case of the Company, at McKesson Corporation, One Post Street, San Francisco, California 94104, to the attention of its General Counsel, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, on the second business day after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication to any holder of Registrable Securities shall not be effective until received.

          8.  Assignment.  This Agreement shall be binding upon and inure to the
              ----------
benefit of and be enforceable by the parties hereto and their respective successors and assigns. No holder of Registrable Securities shall assign this Agreement or any rights hereunder without the prior written consent of the Company (which consent may be withheld for any reason in the sole discretion of the Company), except that this Agreement and any rights hereunder may be assigned by operation of law and may be assigned to any Affiliate of any Stockholder. Notwithstanding the foregoing, the provisions of this Agreement may be assigned by any holder of Registrable Securities (the "Assignor") to a subsequent holder (the "Assignee") if (i) the Assignor assigned to the Assignee all of his, her or its Registrable Securities and (ii) such Assignee did not acquire such Registrable Securities in a registered public offering of such Registrable Securities or pursuant to a sale made in accordance with the provisions of Rule 144 under the Act or (directly or indirectly) from a holder who acquired the Registrable Securities through such a public offering or sale.

          9.  Descriptive Heading.  The descriptive headings of the several
              -------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          10. GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
              -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          11. Counterparts.  This Agreement may be executed simultaneously in
              ------------
any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          12. Entire Agreement.  This Agreement embodies the entire agreement
              ----------------
and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          13. Severability.  If any provision of this Agreement, or the
              ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provisions to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          14. Disposition of Shares.  In the event of any public sales or
              ---------------------
distribution of the Registrable Securities effected pursuant to section 2 of this Agreement, the Stockholders shall use their reasonable best efforts to effect, or cause to be effected, such public sale or distribution, so that, without the prior written consent of the Company (which shall not be unreasonably withheld), no participant or purchaser would Beneficially Own in the aggregate 3% or more of all outstanding Common Stock of the Company. The holders of Registrable Securities shall use their respective reasonable efforts in cooperation with the Company to effect as broad a disposition in any such public sale or distribution as is reasonably practicable.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                McKESSON CORPORATION


                                By:  /s/ Mark T. Majeski
                                     ------------------------------
                                   Name:  Mark T. Majeski
                                   Title: Vice President

                                STOCKHOLDERS:

                                The James R. Baker, Sr. & Mary Parker Baker
                                Trust for the Benefit of the Baker Grandchildren

                                By:    /s/ James R. Baker, Jr.
                                     ------------------------------
                                Its:
                                     ------------------------------

                                Baker Family Limited Partnership I

                                By:    /s/ James R. Baker, Sr.
                                     ------------------------------
                                Its:   General Partner
                                     ------------------------------

                                  /s/ Mary P. Baker
                                -----------------------------------
                                Mary P. Baker

                                Rusty Baker Family Limited Partnership

                                By:    /s/ James R. Baker, Jr.
                                     ------------------------------
                                Its:
                                     ------------------------------

                                  /s/ James R. Baker, Jr.
                                -----------------------------------
                                James R. Baker, Jr.

                                 /s/ James R. Baker, Jr.
                                -----------------------------------
                                Diana Baker Foshee

                              Baker Family Trust for the Benefit of Diana Baker White


                              By:    /s/ James R. Baker, Jr.
                                   --------------------------------------------
                              James R. Baker, Jr., Trustee


                                  /s/ James R. Baker, Jr.
                              -------------------------------------------------
                              Sharon Baker White

                              Baker Family Trust for the Benefit of Sharon Baker Petrovsky

                              By:    /s/ James R. Baker, Jr.
                                   --------------------------------------------
                              James R. Baker, Jr., Trustee

                              Baker Family Trust for the Benefit of Sharon Baker White

                              By:  /s/ James R. Baker, Jr.
                                   --------------------------------------------
                              James R. Baker, Jr., Trustee

                                /s/ Brian Jefferson Hurst
                              -------------------------------------------------
                              Brian Jefferson Hurst

                                 /s/  Janelle Hurst Holstrom
                              -------------------------------------------------
                              Janelle Hurst Holstrom

                                  /s/  Walter Pearson
                              -------------------------------------------------
                              Walter Pearson

                                  /s/ Lena Smith
                              -------------------------------------------------
                              Mrs. Lena Smith

                                  /s/  Rex Ponthie
                              -------------------------------------------------
                              Rex Ponthie